“1st Lien Amendment”

AMENDMENT NO. 1 dated as of October 12, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007, among RHI Entertainment, LLC (the “Borrower”), the Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A., as Issuing Bank and as Administrative Agent for the Lenders (the “Administrative Agent”) (as the same has been amended, supplemented or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower certain credit facilities pursuant to the terms of the Credit Agreement.

WHEREAS, the Borrower proposes that, in connection with the proposed initial public offering described below, the Parent undertake a reorganization as a result of which (a) the Parent will be renamed KRH Investments LLC, (b) KRH Investments LLC will transfer all of the Equity Interests in the Borrower to RHI Entertainment Holdings II, LLC, a newly formed Delaware limited liability company (“Holdings II”), which will become the sole direct parent of the Borrower, and (c) KRH Investments LLC and RHI Entertainment, Inc., a newly formed Delaware corporation (“RHI Inc.”), will become the sole members of Holdings II, with RHI Inc. acting as the sole managing member of Holdings II.

WHEREAS, the Borrower proposes that (a) RHI Inc. consummate an initial public offering of its common stock (for which a registration statement has been filed with the U.S. Securities and Exchange Commission), substantially all of the proceeds to RHI Inc. of which (after deducting underwriting discounts and commissions, as well as fees and expenses incurred in connection with the proposed reorganization and the initial public offering transactions, including $6.0 million to be paid to the Kelso Group in exchange for the termination of the existing Management Agreement) will be contributed to Holdings II in exchange for membership interests in Holdings II, (b) Holdings II will contribute such net proceeds to the Borrower, and (c) the Borrower will use all or a portion of such net proceeds received from Holdings II (together, at the Borrower’s option, with additional Indebtedness to be borrowed under the Credit Agreement upon the effectiveness of this Amendment as further described below) to retire Indebtedness outstanding under the Second Lien Facility (and, to the extent that the net proceeds from the initial public offering of RHI Inc. exceed the amount required to discharge the Indebtedness outstanding under the Second Lien Facility in full, such excess net proceeds, if any, may be retained by RHI Inc., Holdings II or the Borrower, as the case may be, and used for general corporate purposes).

WHEREAS, the Borrower proposes that the Borrower, the Guarantors, the Lenders, the Issuing Bank and the Administrative Agent agree to amend the Credit Agreement to (a) make technical amendments to facilitate the reorganization and the initial public offering of the common stock of RHI Inc. and the repayment of indebtedness under the “Second Lien Agreement” (as that term is defined in the Credit Agreement), (b) provide for an increase in the aggregate Revolving Credit Commitments under the Revolving Credit Facility, at the option of the Borrower, after the effectiveness of the Registration Statement at the closing of the initial public offering contemplated thereby, in an amount not to exceed $50,000,000 and (c) amend various other provisions described herein.

WHEREAS, the Borrower, the Guarantors and JPMorgan Chase Bank, N.A., in its capacity as the Administrative Agent on behalf of the Required Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

(A) Section 1.1 of the Credit Agreement is hereby amended by:

(1) inserting the following new definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of October 12, 2007, to this Credit Agreement.

“Amendment No. 1 Effective Date” shall mean the Effective Date (as defined in Amendment No. 1).

“Continuing Director” shall mean, as of any date of determination, each member of the Board of Directors of the Borrower who (a) was a member of such Board of Directors on October 12, 2007 or (b) was nominated for election or elected to such Board of Directors either (x) with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (y) by or with the consent of KRH.

“IPO Net Proceeds” shall mean the gross proceeds of the Qualified IPO (but if there is a contemporaneous secondary offering on behalf of shareholders of Public Co. shall not include any proceeds applicable to the shares being sold by them) minus the aggregate of all underwriting discounts and commissions and fees and expenses incurred in

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connection with the Reorganization and a Qualified IPO, including without limitation $6.0 million to be paid to the Kelso Group in exchange for the termination of the Management Agreement, fees and expenses of outside accountants and counsel, SEC and NASD filing and registration fees, exchange listing fees and expenses, transfer agent fees and expenses, printing and financial printer service expenses and road show expenses.

“IPO Proceeds Shortfall” shall mean the amount (if any) by which the aggregate “Obligations” (as defined in the Second Lien Agreement) outstanding under the Second Lien Facility on the Amendment No. 1 Effective Date exceeds the IPO Net Proceeds.

“KRH” shall mean KRH Investments LLC, a Delaware limited liability company formerly known as RHI Entertainment Holdings, LLC (and which was, prior to the Amendment No. 1 Effective Date, defined under this Credit Agreement as the “Parent”), which upon consummation of a Qualified IPO and the Reorganization will own a portion of the Equity Interests of Parent.

“Parent LLC Agreement” shall mean the limited liability operating agreement of Parent (after giving effect to Amendment No. 1), substantially in the form heretofore delivered to the Administrative Agent, with such modifications as the Administrative Agent shall approve prior to the Amendment No. 1 Effective Date, as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time thereafter, provided that the Administrative Agent may not (without the consent of the Required Lenders) approve changes which would materially increase the Tax Distributions or, materially change the management structure of the Parent or the Borrower.

“Public Co.” shall mean RHI Entertainment, Inc., a Delaware corporation that is initially wholly-owned by Robert Halmi, Jr. and will become owned by Robert Halmi, Jr. and public investors upon consummation of the Qualified IPO and the Reorganization and will thereafter own a portion of the Equity Interests of Parent.

“Qualified IPO” shall mean an initial public offering of the common stock of Public Co. by Public Co.

“Refinancing IPO Proceeds” means that portion of the IPO Net Proceeds contributed to the Borrower that are used by Borrower to repay “Obligations” (as defined in the Second Lien Agreement) outstanding under the Second Lien Facility.

“Registration Statement” shall mean Public Co.’s registration statement on Form S-1 filed with the SEC on September 14, 2007 in connection with a Qualified IPO.

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“Reorganization” shall mean the transactions and arrangements concerning the corporate structure and ownership of the Borrower as described in the registration statement on Form S-1 (at the time it is declared effective) under the heading “corporate history and reorganization”, provided that the terms thereof do not differ from those set forth in the Registration Statement in a manner that is materially adverse to the Lenders.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency.

“Tax Distributions” shall mean, with respect to any taxable period, an amount not to exceed the product of (i) the estimated (in the case of a payment on account of quarterly estimated tax payments or extension payments) or actual (in the case of a payment on account of the filing of a tax return) taxable income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election), as determined for federal income tax purposes and (ii) the highest combined federal, state and local marginal tax rate applicable to corporations residing in New York City, New York, or, if greater and KRH’s percentage ownership of the outstanding membership interests of Parent is at least 20%, the highest combined federal, state and local marginal tax rate applicable to individuals residing in New York City, New York, in each case taking into account the deductibility of state and local income taxes for federal income tax purposes, reduced by any tax credits of Parent and its Subsidiaries allocated to its members and in the reasonable judgment of the Borrower would be utilizable by the members or their direct or indirect owners if their allocated income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) was their only taxable income; provided, it is understood and agreed that (a) Tax Distributions with regard to estimated and extension tax payments may be made not earlier than 15 days prior to the date that the quarterly estimated or extension tax payment is due (using the earlier of the corporate or individual due date for such payment), (b) not earlier than 15 days prior to the date that the federal income tax return for Parent is filed, a final Tax Distribution may be made equal to the excess of (1) the product of clause (i) and clause (ii) above with respect to a taxable year over (2) the prior Tax Distributions with respect to estimated and extension tax payments made for such taxable year, (c) if the amount in clause (b) above is negative, such amount shall reduce otherwise permitted future Tax Distributions, (d) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) is

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increased for a taxable period pursuant to a federal income tax audit or challenge by the Internal Revenue Service or the filing of an amended federal income tax return, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) (reduced by any distribution made pursuant to clause (e) below for such taxable period) in the year during which a settlement occurs, a decision of a court having jurisdiction with respect to such matters becomes final or it files an amended federal income tax return, (e) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election, but taking into account any increases described in clause (d) above for such taxable period) is increased for a taxable period pursuant to an state or local income tax audit or challenge by the state or local taxing authority, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) in the year during which a settlement occurs or a decision of a court having jurisdiction with respect to such matters becomes final provided that the tax rate used shall be the applicable state or local income tax rate (reduced by the federal tax benefit using the higher of the maximum federal corporate or individual rate) and (f) except as permitted in clauses (d) and (e) above, no Tax Distribution with respect to a taxable year may be made more than 30 days after the date on which the federal income tax return for such year is filed.

(2) replacing the definition of the term “Parent” with the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

(3) amending clauses (iv) and (vii) of the term “Borrowing Base” in their entirety to read as follows:

(iv) 90% of Eligible Receivables from Crown Media for which Borrowing Base credit is not provided under clause (iii) above and for which the conditions precedent to payment are met after the Original Closing Date (subject to the proviso appearing in clause (vii)), plus

.  .  .

(vii) 50% of Eligible Receivables from Crown Media for which Borrowing Base credit is not provided under clause (iii) above and for which the conditions precedent to payment have been met by the Original Closing Date, provided that the Borrowing Base credit at any time pursuant to

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clause (iv) and this clause (vii) shall at no time in the aggregate exceed $40,000,000, plus

(4) amending the definition of the term “Consolidated Net Worth” by inserting the following proviso immediately prior to the end thereof:

“provided, that Borrower may (other than for purposes of determining the “base” Consolidated Net Worth as of December 31, 2006) add back to Consolidated Net Worth the amount of any deductions therefrom relating to the fees, premiums, penalties, costs and expenses arising out of refinancing or repayment of the Facilities and the Second Lien Facility (including any OID charges) from time to time (including the retirement of all or a portion of the “Obligations” (as defined in the Second Lien Agreement) in connection with a Qualified IPO) but shall not include the fee to be paid to the Kelso Group in exchange for terminating the Management Agreement”;

(5) replacing the definition of the term “Change in Control” with the following replacement definition:

“Change in Control” shall mean (i) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors, (ii) any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder as in effect from time to time) other than KRH or the Kelso Group or any of their respective beneficial owners shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of Public Co. or such person shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of the Parent (measured by voting power rather than number of shares or membership interests), (iii) the Parent shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of the Borrower or (iv) the Borrower shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of each of RHI Entertainment Distribution, LLC, RHI Entertainment Productions, LLC and RHI International Distribution, Inc., except as a result of a disposition permitted under Section 6.6 hereof.

(6) amending the definition of the term “Kelso Group” by deleting the proviso appearing therein;

(B) Section 5.1 of the Credit Agreement is hereby amended by deleting the word “and” appearing after Section 5.1(j), inserting the word “; and” immediately prior to the period appearing at the end of Section 5.1(k) and inserting the following new Section 5.1(l).

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“(l) Promptly upon receipt thereof, any and all correspondence delivered or received by (whether originating from or to Public Co., Parent or KRH) any Credit Party to the extent that such correspondence relates to any calculation of Tax Distributions.”

(C) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (b) appearing therein and inserting in lieu thereof the following replacement clause (b):

“(b) so long as no Event of Default or Default has occurred and is continuing or would be created thereby, distributions by the Borrower to the Parent (i) in an amount necessary to pay all Tax Distributions (provided that the Borrower shall have certified to the Administrative Agent that all correspondence and other documents described in Section 5.1(l) have been delivered to the Administrative Agent and shall have provided a certificate of either (i) its independent auditor or (ii) its Chief Financial Officer and its Tax Director, confirming the computation thereof), (ii) for any purpose, the proceeds of the issuance of any additional Equity Interests, including Specified Equity Contributions that are used to cure an Event of Default pursuant to the Coverage Ratio as provided in Section 6.21 hereof, but excluding all other Specified Equity Contributions and (iii) for any purpose, provided that (w) the Leverage Ratio is less than 6.5:1.0 (calculated on a Pro Forma Basis after giving effect to the contemplated dividend), (x) the Liquidity Ratio of the Borrower and the Guarantors (calculated on a Pro Forma Basis after giving effect to the contemplated dividend) is at least 1.25:1 for the ensuing four fiscal quarters, (y) the aggregate amount of all dividends paid under this clause (iii) does not exceed $50,000,000 and (z) no dividends are paid under this clause (iii) until the first anniversary of the Closing Date; provided, however, that such dividends may not be used for (A) payments of principal of Indebtedness under the Second Lien Agreement, (B) payments of principal of Indebtedness which is subordinate or otherwise junior to the Obligations or (C) payments of principal of Indebtedness incurred in accordance with the provisions of Section 6.1(i) hereof;”

(D) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (d) appearing therein and inserting in lieu thereof the following replacement clause (d):

“(d) so long as no Event of Default has occurred and is continuing, the payment of dividends in respect of, or the redemption, acquisition, re-acquisition or retirement of, Equity Interests of the Borrower with cash proceeds received from the issuance by the Borrower of Equity Interests after the Closing Date, other than (i) the Specified Equity Contributions, (ii) the Refinancing IPO Proceeds and (iii) to the extent such proceeds have been otherwise utilized consistent with an exception from a negative covenant contained in this Article 6 (i.e., as

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an Investment permitted under Section 6.4(p) or to fund a Permitted Business Acquisition);”

(E) Section 6.5 of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of paragraph (k) thereof; deleting the period which appears at the end of paragraph (l) thereof and inserting in its place a semi-colon and the word “and”; and by adding the following additional paragraph (m):

“(m) So long as no Event of Default has occurred and is continuing, distributions by the Borrower to the Parent in an amount necessary to pay corporate overhead expenses and legal, accounting and other professional fees and expenses of Parent, Public Co. and KRH, without duplication in each case incurred in connection with any activity not prohibited by this Credit Agreement, not to exceed $2,000,000 in the aggregate per fiscal year.”

(F) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting clause (ix) appearing therein and inserting in lieu thereof the words “(ix) [intentionally omitted]”, (ii) deleting the words “the Kelso Group” appearing in clause (xi) thereof and inserting in lieu thereof the words “the Parent” and (iii) deleting the word “and” appearing before clause (xi) appearing therein and inserting the following new clause (xii):

“; and (xii) involves the consummation of the Qualified IPO and/or the Reorganization or the performance of any obligations under the Reorganization Agreement (as described in the Registration Statement), the Parent LLC Agreement, the Director Designation Agreement (as described in the Registration Statement), the Registration Rights Agreement (as described in the Registration Statement) or the KRH Value Units (as described in the Registration Statement)”.

(G) Section 6.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following replacement Section 6.23:

“SECTION 6.23 Activities of Parent and Public Co.

(a) Permit the Parent to (i) own assets other than the membership interests of the Borrower, (ii) engage in any business activities other than such ownership or (iii) incur any lien upon its ownership of membership interests of the Borrower.

(b) Permit Public Co. to incur any lien upon its ownership of the membership interests of the Parent.

(c) Permit the Parent or Public Co. to engage in any business activities which are currently engaged in by the Borrower or any of its subsidiaries of which may be engaged in by the Borrower and its Subsidiaries pursuant to section 6.11 hereof.”

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(H) Section 12.1 of the Credit Agreement is hereby amended by deleting clause (b)(viii) and inserting in lieu thereof the following replacement clause (b)(viii):

“(viii) to, in connection with the closing of the Qualified IPO after the effectiveness of the Registration Statement, as amended, (A) accept Revolving Credit Commitments from existing Lenders or additional Lenders in an incremental amount not to exceed the lowest of (1) $50,000,000, (2) the IPO Proceeds Shortfall or (3) such lesser amount requested by Borrower in accordance with the provisions of Amendment No. 1, and (B) make such other technical modifications to the Credit Agreement, including without limitation appropriate modifications to Schedule 1 to the Credit Agreement, as are necessary to accommodate the incremental Revolving Credit Commitments described in the foregoing clause (A).”

(I) Solely to the extent that New Commitments (as defined below) are implemented in accordance with the provisions of this Amendment, the Introductory Statement to the Credit Agreement is hereby amended by inserting the following new paragraph after the third paragraph thereof:

“Pursuant to Amendment No. 1 (as defined herein), among other things, the Revolving Credit Commitment has been increased from $275,000,000 to [appropriate amount to be inserted] in connection with the consummation of the Qualified IPO, which resulted in a commensurate increase in the aggregate amount of the Facilities from $450,000,000 to [appropriate amount to be inserted].”

(J) Schedule 3.7(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 3.7(a) attached to this Amendment.

(K) Schedule 3.18 to the Credit Agreement is hereby replaced in its entirety with Schedule 3.18 attached to this Amendment.

SECTION 3. Consents. Upon the satisfaction of the conditions to the “Effective Date” set forth in Section 4 of this Amendment No. 1, the Lenders hereby consent, by act of the Required Lenders, as follows:

(A) the Required Lenders consent to the transfer of all of the outstanding Equity Interests of the Borrower from KRH to Parent, notwithstanding anything to the contrary contained in the Credit Agreement; and

(B) to the extent that Section 2.10(a) of the Second Lien Credit Agreement and/or the provisions Second Lien Intercreditor Agreement require the prior written consent of the Required Lenders under the Credit Agreement for the Borrower to make a voluntary prepayment of Indebtedness outstanding under the Second Lien Facility prior to the “First Priority Obligations Payment Date” (as defined in the Second Lien Intercreditor Agreement), including without limitation the payment of all premiums and

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penalties and fees and expenses incurred in connection therewith, the Required Lenders hereby provide such consent with respect to the Refinancing IPO Proceeds together with Loans under the Revolving Credit Facility after giving effect to the incremental New Commitments, if any.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions prior to February 14, 2008 (the date on which such conditions have been satisfied referred to herein as the “Effective Date”):

(A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each New Lender (as defined below), the Guarantors (and any entity required to join the Credit Agreement as a Guarantor pursuant to Section 5.21 of the Credit Agreement) and the Administrative Agent and the Collateral Agent;

(B) the receipt by the Administrative Agent of written consents from the Required Lenders to the Administrative Agent’s execution of this Amendment;

(C) the simultaneous consummation of the Qualified IPO in a manner which generates net proceeds which, together with Loans under the Revolving Credit Facility after giving effect to the New Commitments, is sufficient to retire all or a significant portion of the Indebtedness outstanding under the Second Lien Facility;

(D) to the extent the Second Lien Facility is not repaid in full on the Effective Date, the execution, delivery and effectiveness of (i) (a) an amendment to the Second Lien Agreement, substantially in the form of Exhibit A hereto and (b) an amendment to the Second Lien Intercreditor Agreement, substantially in the form of Exhibit B hereto or (ii) in lieu of the amendments in the forms of Exhibits A and B, the execution of documentation refinancing the portion of the Second Lien Facility not being repaid and which satisfies the provisions of the definition “Second Lien Agreement” and of the Intercreditor Agreement (after giving effect to the changes that would have been made therein had Exhibits A and B been executed).

(E) to the extent the Second Lien Facility is repaid in full on the Effective Date, the simultaneous retirement of all obligations thereunder (including all Indebtedness thereunder and any prepayment premiums arising thereunder) and termination of the Second Lien Facility, as evidenced by such documentation as the Administrative Agent may reasonably request;

(F) the Administrative Agent shall have received evidence satisfactory to it, including a joinder to Article 10 of the Credit Agreement as a Pledgor and a customary UCC-1 financing statement, that RHI Entertainment Holdings II, LLC shall have delivered a perfected first priority security interest in its Equity Interests in Borrower to Administrative Agent (on behalf of itself, the Issuing Bank and the Lenders);

(G) The Administrative Agent shall have received no later than December 31, 2007, from the Borrower for the account of the Lenders an amendment fee equal to 0.125% of the total Commitments held by each existing Lender that executes a

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consent authorizing this Amendment on or prior to 5:00 p.m. (New York City time) on October 12, 2007, such fees to be distributed pro rata according to such consenting Lenders’ existing Commitments;

(H) The Borrower shall have provided the Administrative Agent with no less than three (3) Business Days advance written notice of the intended consummation of the Qualified IPO, as well as the amount of the New Commitments (as defined below) which the Borrower desires to implement upon the Amendment No. 1 Effective Date; it being understood that (i) the Borrower is not required to implement any New Commitments, (ii) the Borrower may not implement New Commitments in an amount in excess of the lesser of (x) $50,000,000 and (y) the IPO Proceeds Shortfall and (iii) the implementation of any incremental Revolving Credit Facility pursuant to this Amendment is in all cases subject to the achievement of incremental New Commitments from New Lenders (as defined below) in an amount at least equal to the incremental New Commitments to be implemented;

(I) the Administrative Agent shall have received, and satisfied with (in its reasonable discretion) the provisions of an executed copy, certified by Borrower to be true and correct, of the Parent LLC Agreement;

(J) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(K) the representations and warranties contained in Section 7 hereof being true and correct.

The fee provided for in paragraph (G) above shall be earned on October 12, 2007 and shall be payable no later than December 31, 2007 whether or not the Effective Date has theretofore occurred. In addition, notwithstanding the preceding provisions of this Section 4, the amendments contemplated by Sections 2(A)(3) and 2(A)(4) above shall become effective immediately upon the satisfaction of the condition contained in Sections 4(A), (B), (J) and (K) whether or not the Effective Date ever occurs.

SECTION 5. Effect of Amendment. Upon the Effective Date, each financial institution (whether or not an existing Lender, a “New Lender”) holding a portion of the new Revolving Credit Commitments, if any (“New Commitments”), being extended upon the Effective Date shall (a) by their execution of this Amendment or such other instrument as may be satisfactory to the Administrative Agent accept an assignment from the existing Revolving Lenders of an interest in each then outstanding Revolving Credit Loan and Letter of Credit such that, after giving effect thereto, all exposure under the Revolving Credit Facility is held (directly or indirectly) ratably by all Lenders holding Revolving Credit Commitments in proportion to their new Revolving Credit Commitments, (b) in connection with the assignments described in clause (a), each New Lender shall for all purposes be a Lender hereunder with respect to its New Commitments and its “Initial Date” for purposes of such New Commitments shall be the Effective Date and shall pay to the Administrative Agent for the account of the existing Lenders holding Revolving Credit Commitments such New Lender’s pro rata portion of the aggregate amount of the Revolving Credit Loans and unreimbursed drafts, if any, under any

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outstanding Letters of Credit and (c) any assignments described in clause (a) shall constitute Assignments and Acceptances for all purposes and amendments to the Schedule of Commitments and (ii) the Borrower shall pay any breakage costs associated with the assignments referenced in clause (i). For the avoidance of doubt, the New Commitments shall not become effective unless an IPO Proceeds Shortfall exists, and the amount of the New Commitments shall not exceed the lowest of (x) $50,000,000, (y) the amount of the IPO Proceeds Shortfall and (z) or (3) such lesser amount requested by Borrower in accordance with the provisions of Amendment No. 1.

SECTION 6. Waiver. Upon the Effective Date, the Required Lenders shall be deemed to have waived any Default or Event of Default which may have arisen as a result of (i) the contribution by KRH of its ownership of the Equity Interests of the Borrower to Holdings II and (ii) any action which may be construed as a violation of the provisions of Section 6.23 or Section 7(l) of the Credit Agreement (as such Sections existed prior to the Effective Date) as a result of the contribution described in the preceding clause (a) and from any other action taken by KRH in contemplation of the consummation of the Qualified IPO and the Reorganization.

SECTION 7. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

SECTION 8. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

SECTION 9. Fundamental Documents. This Amendment shall constitute a Fundamental Document.

SECTION 10. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

SECTION 11. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in

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connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 14. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 15. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER:
RHI ENTERTAINMENT, LLC
By
Name:
Title:

GUARANTORS:
RHI ENTERTAINMENT DISTRIBUTION, LLC
By
Name:
Title:

RHI ENTERTAINMENT PRODUCTIONS, LLC
By
Name:
Title:

RHI INTERNATIONAL DISTRIBUTION, INC.
By
Name:
Title:

[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Issuing Bank on behalf of each of the Lenders
By
Name:
Title:

[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

SCHEDULE 3.7(a)

TO FIRST LIEN FACILITIES

Ownership of the Capital Stock of the Credit Parties

Name of Credit Party	Ownership of Equity Interests	Jurisdiction of Organization	Equity Interests Outstanding; Authorized	Certificated/ Uncertificated Equity Interests
RHI Entertainment, LLC	RHI Entertainment Holdings II, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI Entertainment Productions, LLC	RHI Entertainment, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI Entertainment Distribution, LLC	RHI Entertainment, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI International Distribution, Inc.	RHI Entertainment, LLC	Delaware	100 shares No par value; 200 Shares No par value	Certificated

SCHEDULE 3.18

TO FIRST LIEN FACILITIES

Filing Offices for UCC-1 Financing Statements, Tax ID and Organizational ID

Name of Party	Applicable Filing Offices	Employer/Taxpayer Identification Number	Organizational Number
RHI Entertainment, LLC	Delaware Secretary of State	43-1687887	3052694
RHI Entertainment Productions, LLC	Delaware Secretary of State	43-1856014	2418188
RHI Entertainment Distribution, LLC	Delaware Secretary of State	43-1856017	3052691
RHI International Distribution, Inc.	Delaware Secretary of State	20-5047653	4812491
RHI Entertainment Holdings II, LLC	Delaware Secretary of State	65-1320004	4418690

EXHIBIT A

TO AMENDMENT NO. 1

TO FIRST LIEN FACILITIES

Form of Amendment to Second Lien Agreement

“2nd Lien Amendment”

AMENDMENT NO. 1 dated as of October 12, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007, among RHI Entertainment, LLC (the “Borrower”), the Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”) (as the same has been amended, supplemented or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower a $260,000,000 second lien credit facility pursuant to the terms of the Credit Agreement.

WHEREAS, the Borrower proposes that, in connection with the proposed initial public offering described below, the Parent undertake a reorganization as a result of which (a) the Parent will be renamed KRH Investments LLC, (b) KRH Investments LLC will transfer all of the Equity Interests in the Borrower to RHI Entertainment Holdings II, LLC, a newly formed Delaware limited liability company (“Holdings II”), which will become the sole direct parent of the Borrower, and (c) KRH Investments LLC and RHI Entertainment, Inc., a newly formed Delaware corporation (“RHI Inc.”), will become the sole members of Holdings II, with RHI Inc. acting as the sole managing member of Holdings II.

WHEREAS, the Borrower proposes that (a) RHI Inc. consummate an initial public offering of its common stock (for which a registration statement has been filed with the U.S. Securities and Exchange Commission), substantially all of the proceeds to RHI Inc. of which (after deducting underwriting discounts and commissions, as well as fees and expenses incurred in connection with the proposed reorganization and the initial public offering transactions, including $6.0 million to be paid to the Kelso Group in exchange for the termination of the existing Management Agreement) will be contributed to Holdings II in exchange for membership interests in Holdings II, (b) Holdings II will contribute such net proceeds to the Borrower, and (c) the Borrower will use all or a portion of such net proceeds received from Holdings II (together, at the Borrower’s option, with additional Indebtedness to be borrowed under the First Lien Facilities upon the effectiveness of this

EXHIBIT B TO FIRST LIEN AMENDMENT NO. 1

Amendment as further described below) to retire Indebtedness outstanding under the Facility.

WHEREAS, in connection with the foregoing the Borrower is requesting that the Lenders consent to an amendment to the First Lien Agreement to increase the amount of the revolving credit facility thereunder from $275,000,000 to an amount not in excess of $325,000,000 and an increase in the Cap Amount from $450,000,000 plus $45,000,000 for workout/debtor possession financing to $500,000,000 plus $50,000,000 for workout/debtor possession financing.

WHEREAS the Lenders are being asked to consent to the foregoing and an amendment to Intercreditor Agreement in the eventually that the sum of the net proceeds of the initial public offering and the foregoing increase in the First Lien Facilities is not sufficient to repay the Obligations in full;

WHEREAS, the Borrower proposes that the Borrower, the Guarantors, the Lenders, and the Administrative Agent agree to amend the Credit Agreement to (a) make technical amendments to facilitate the reorganization and the initial public offering of the common stock of RHI Inc. and the repayment of the Obligations, (b) consent to an increase in the aggregate revolving credit commitments under the First Lien Agreement, at the option of the Borrower, after the effectiveness of the Registration Statement at the closing of the initial public offering contemplated thereby, in an amount not to exceed $50,000,000 and a parallel increase in the Cap Amount and (c) amend various other provisions described herein.

WHEREAS, the Borrower, the Guarantors and JPMorgan Chase Bank, N.A., in its capacity as the Administrative Agent on behalf of the Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

(A) Section 1.1 of the Credit Agreement is hereby amended by:

(1) inserting the following new definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of October 12, 2007, to this Credit Agreement.

“Amendment No. 1 Effective Date” shall mean the Effective Date (as defined in Amendment No. 1).

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“Continuing Director” shall mean, as of any date of determination, each member of the Board of Directors of the Borrower who (a) was a member of such Board of Directors on October 12, 2007 or (b) was nominated for election or elected to such Board of Directors either (x) with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (y) by or with the consent of KRH.

“IPO Net Proceeds” shall mean the gross proceeds of the Qualified IPO (but if there is a contemporaneous secondary offering on behalf of shareholders of Public Co. shall not include any proceeds applicable to the shares being sold by them) minus the aggregate of all underwriting discounts and commissions and fees and expenses incurred in connection with the Reorganization and a Qualified IPO, including without limitation $6.0 million to be paid to the Kelso Group in exchange for the termination of the Management Agreement, fees and expenses of outside accountants and counsel, SEC and NASD filing and registration fees, exchange listing fees and expenses, transfer agent fees and expenses, printing and financial printer service expenses and road show expenses.

“IPO Proceeds Shortfall” shall mean the amount (if any) by which the aggregate Obligations on the Amendment No. 1 Effective Date exceeds the IPO Net Proceeds.

“KRH” shall mean KRH Investments LLC, a Delaware limited liability company formerly known as RHI Entertainment Holdings, LLC (and which was, prior to the Amendment No. 1 Effective Date, defined under this Credit Agreement as the “Parent”), which upon consummation of a Qualified IPO and the Reorganization will own a portion of the Equity Interests of Parent.

“Parent LLC Agreement” shall mean the limited liability operating agreement of Parent (after giving effect to Amendment No. 1), substantially in the form heretofore delivered to the Administrative Agent, with such modifications as the Administrative Agent shall approve prior to the Amendment No. 1 Effective Date, as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time thereafter, provided that the Administrative Agent may not (without the consent of the Required Lenders) approve changes which would materially increase the Tax Distributions or, materially change the management structure of the Parent or the Borrower.

“Public Co.” shall mean RHI Entertainment, Inc., a Delaware corporation that is initially wholly-owned by Robert Halmi, Jr. and will become owned by Robert Halmi, Jr. and public investors upon consummation of the Qualified IPO and the Reorganization and will

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thereafter own a portion of the Equity Interests of Parent.

“Qualified IPO” shall mean an initial public offering of the common stock of Public Co. by Public Co.

“Refinancing IPO Proceeds” means that portion of the IPO Net Proceeds contributed to the Borrower that are used by Borrower to repay the Obligations.

“Registration Statement” shall mean Public Co.’s registration statement on Form S-1 filed with the SEC on September 14, 2007 in connection with a Qualified IPO.

“Reorganization” shall mean the transactions and arrangements concerning the corporate structure and ownership of the Borrower as described in the registration statement on Form S-1 (at the time it is declared effective) under the heading “corporate history and reorganization”, provided that the terms thereof do not differ from those set forth in the Registration Statement in a manner that is materially adverse to the Lenders.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency.

“Tax Distributions” shall mean, with respect to any taxable period, an amount not to exceed the product of (i) the estimated (in the case of a payment on account of quarterly estimated tax payments or extension payments) or actual (in the case of a payment on account of the filing of a tax return) taxable income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election), as determined for federal income tax purposes and (ii) the highest combined federal, state and local marginal tax rate applicable to corporations residing in New York City, New York, or, if greater and KRH’s percentage ownership of the outstanding membership interests of Parent is at least 20%, the highest combined federal, state and local marginal tax rate applicable to individuals residing in New York City, New York, in each case taking into account the deductibility of state and local income taxes for federal income tax purposes, reduced by any tax credits of Parent and its Subsidiaries allocated to its members and in the reasonable judgment of the Borrower would be utilizable by the members or their direct or indirect owners if their allocated income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) was their only taxable income; provided, it is understood and agreed that (a) Tax Distributions with regard to estimated and extension tax payments may be made not earlier than 15

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days prior to the date that the quarterly estimated or extension tax payment is due (using the earlier of the corporate or individual due date for such payment), (b) not earlier than 15 days prior to the date that the federal income tax return for Parent is filed, a final Tax Distribution may be made equal to the excess of (1) the product of clause (i) and clause (ii) above with respect to a taxable year over (2) the prior Tax Distributions with respect to estimated and extension tax payments made for such taxable year, (c) if the amount in clause (b) above is negative, such amount shall reduce otherwise permitted future Tax Distributions, (d) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) is increased for a taxable period pursuant to a federal income tax audit or challenge by the Internal Revenue Service or the filing of an amended federal income tax return, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) (reduced by any distribution made pursuant to clause (e) below for such taxable period) in the year during which a settlement occurs, a decision of a court having jurisdiction with respect to such matters becomes final or it files an amended federal income tax return, (e) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election, but taking into account any increases described in clause (d) above for such taxable period) is increased for a taxable period pursuant to an state or local income tax audit or challenge by the state or local taxing authority, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) in the year during which a settlement occurs or a decision of a court having jurisdiction with respect to such matters becomes final provided that the tax rate used shall be the applicable state or local income tax rate (reduced by the federal tax benefit using the higher of the maximum federal corporate or individual rate) and (f) except as permitted in clauses (d) and (e) above, no Tax Distribution with respect to a taxable year may be made more than 30 days after the date on which the federal income tax return for such year is filed.

(2) replacing the definition of “Applicable Margin” with the following replacement definition:

“Applicable Margin” shall mean (i) in the case of Alternate Base Rate Loans, 5.5% per annum and (ii) in the case of LIBOR Loans 6.5% per

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annum.

(3) replacing the definition of “Cap Amount” with the following replacement definition:

“Cap Amount” means as of any date of determination $500 million plus an amount not in excess of $50 million in the aggregate advanced in the context of a workout and/or a debtor-in-possession financing, less an amount equal to the sum, without duplication, of (i) the aggregate amount of all principal payments and prepayments of the term loans under the First Lien Agreement as in effect on April 13, 2007 (other than any principal payments made on account or as a result of a Permitted First Lien Refinancing), (ii) the amount of all Proceeds of Common Collateral received after April 13, 2007 by the First Lien Agent, which pursuant to the provisions of Section 2.10(f) of the First Lien Agreement as in effect on April 13, 2007, are to be applied to pay First Priority Obligations and which are not so applied and (iii) the aggregate amount of all permanent reductions of the Revolving Credit Commitments (as such term (or any term comparable to such term) is defined in the First Lien Agreement) other than a reduction on account of or as a result of a Permitted First Lien Refinancing.

(4) replacing the definition of the term “Parent” with the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

(5) replacing the definition of the term “Change in Control” with the following replacement definition:

“Change in Control” shall mean (i) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors, (ii) any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder as in effect from time to time) other than KRH or the Kelso Group or any of their respective beneficial owners shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of Public Co. or such person shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of the Parent (measured by voting power rather than number of shares or membership interests), (iii) the Parent shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of the Borrower or (iv) the Borrower shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of each of RHI Entertainment Distribution, LLC, RHI Entertainment Productions, LLC and RHI

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International Distribution, Inc., except as a result of a disposition permitted under Section 6.6 hereof.

(6) amending the definition of the term “Kelso Group” by deleting the proviso appearing therein;

(B) Section 5.1 of the Credit Agreement is hereby amended by deleting the word “and” appearing after Section 5.1(j), inserting the word “; and” immediately prior to the period appearing at the end of Section 5.1(k) and inserting the following new Section 5.1(l).

“(l) Promptly upon receipt thereof, any and all correspondence delivered or received by (whether originating from or to Public Co., Parent or KRH) any Credit Party to the extent that such correspondence relates to any calculation of Tax Distributions.”

(C) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (b) appearing therein and inserting in lieu thereof the following replacement clause (b):

“(b) so long as no Event of Default or Default has occurred and is continuing or would be created thereby, distributions by the Borrower to the Parent (i) in an amount necessary to pay all Tax Distributions (provided that the Borrower shall have certified to the Administrative Agent that all correspondence and other documents described in Section 5.1(l) have been delivered to the Administrative Agent and shall have provided a certificate of either (i) its independent auditor or (ii) its Chief Financial Officer and its Tax Director, confirming the computation thereof), (ii) for any purpose, the proceeds of the issuance of any additional Equity Interests, including Specified Equity Contributions that are used to cure an Event of Default pursuant to the Coverage Ratio as provided in Section 6.21 hereof, but excluding all other Specified Equity Contributions and (iii) for any purpose, provided that (w) the Leverage Ratio is less than 6.5:1.0 (calculated on a Pro Forma Basis after giving effect to the contemplated dividend), (x) the Liquidity Ratio of the Borrower and the Guarantors (calculated on a Pro Forma Basis after giving effect to the contemplated dividend) is at least 1.25:1 for the ensuing four fiscal quarters, (y) the aggregate amount of all dividends paid under this clause (iii) does not exceed $50,000,000 and (z) no dividends are paid under this clause (iii) until the first anniversary of the Closing Date; provided, however, that such dividends may not be used for (A) payments of principal of Indebtedness under the Second Lien Agreement, (B) payments of principal of Indebtedness which is subordinate or otherwise junior to the Obligations or (C) payments of principal of Indebtedness incurred in accordance with the provisions of Section 6.1(i) hereof;”

(D) Section 6.5 of the Credit Agreement is hereby amended by

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deleting clause (c) appearing therein and inserting in lieu thereof the following replacement clause (c):

“(c) so long as no Event of Default has occurred and is continuing, the payment of dividends in respect of, or the redemption, acquisition, re-acquisition or retirement of, Equity Interests of the Borrower with cash proceeds received from the issuance by the Borrower of Equity Interests after the Closing Date, other than (i) the Specified Equity Contributions, (ii) the Refinancing IPO Proceeds and (iii) to the extent such proceeds have been otherwise utilized consistent with an exception from a negative covenant contained in this Article 6 (i.e., as an Investment permitted under Section 6.4(p) or to fund a Permitted Business Acquisition);”

(E) Section 6.5 of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of paragraph (j) thereof; deleting the period which appears at the end of paragraph (k) thereof and inserting in its place a semi-colon and the word “and”; and by adding the following additional paragraph (l):

“(l) So long as no Event of Default has occurred and is continuing, distributions by the Borrower to the Parent in an amount necessary to pay corporate overhead expenses and legal, accounting and other professional fees and expenses of Parent, Public Co. and KRH, without duplication in each case incurred in connection with any activity not prohibited by this Credit Agreement, not to exceed $2,000,000 in the aggregate per fiscal year.”

(F) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting clause (ix) appearing therein and inserting in lieu thereof the words “(ix) [intentionally omitted]”, (ii) deleting the words “the Kelso Group” appearing in clause (xi) thereof and inserting in lieu thereof the words “the Parent” and (iii) deleting the word “and” appearing before clause (xi) appearing therein and inserting the following new clause (xii):

“; and (xii) involves the consummation of the Qualified IPO and/or the Reorganization or the performance of any obligations under the Reorganization Agreement (as described in the Registration Statement), the Parent LLC Agreement, the Director Designation Agreement (as described in the Registration Statement), the Registration Rights Agreement (as described in the Registration Statement) or the KRH Value Units (as described in the Registration Statement)”.

(G) Section 6.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following replacement Section 6.23:

“SECTION 6.23 Activities of Parent and Public Co.

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(a) Permit the Parent to (i) own assets other than the membership interests of the Borrower, (ii) engage in any business activities other than such ownership or (iii) incur any lien upon its ownership of membership interests of the Borrower.

(b) Permit Public Co. to incur any lien upon its ownership of the membership interests of the Parent.

(c) Permit the Parent or Public Co. to engage in any business activities which are currently engaged in by the Borrower or any of its subsidiaries of which may be engaged in by the Borrower and its Subsidiaries pursuant to section 6.11 hereof.”

(H) Schedule 3.7(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 3.7(a) attached to this Amendment.

(I) Schedule 3.18 to the Credit Agreement is hereby replaced in its entirety with Schedule 3.18 attached to this Amendment.

SECTION 3. Consents. Upon the satisfaction of the conditions to the “Effective Date” set forth in Section 4 of this Amendment No. 1, the Lenders hereby consent, as follows:

(A) the transfer of all of the outstanding Equity Interests of the Borrower from KRH to Parent, notwithstanding anything to the contrary contained in the Credit Agreement;

(B) to the extent that Section 2.10(a) of the Credit Agreement and/or the provisions Intercreditor Agreement require the prior written consent of the Lenders under the Credit Agreement for the Borrower to make a voluntary prepayment of Indebtedness outstanding under the Facility prior to the “First Priority Obligations Payment Date” (as defined in the Intercreditor Agreement), including without limitation the payment of all premiums and penalties and fees and expenses incurred in connection therewith, the Lenders hereby provide such consent with respect to the Refinancing IPO Proceeds together with Loans under the First Lien Facilities after giving effect to the incremental New Commitments, if any; and

(C) to the Administrative Agent executing an amendment to the Intercreditor Agreement in the form of Exhibit C hereto.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions prior to February 14, 2008 (the date on which such conditions have been satisfied referred to herein as the “Effective Date”):

(A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Guarantors (and any entity required to join the Credit Agreement as a Guarantor pursuant

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to Section 5.21 of the Credit Agreement) and the Administrative Agent;

(B) the receipt by the Administrative Agent of written consents from the Lenders to the Administrative Agent’s execution of this Amendment;

(C) the simultaneous consummation of the Qualified IPO in a manner which generates net proceeds which, together with loans under the First Lien Agreement, is sufficient to retire all or a significant portion of the Indebtedness outstanding under the Facility;

(D) the execution, delivery and effectiveness of (i) an amendment to the First Lien Agreement substantially in the form of Exhibit A hereto and (ii) an amendment to the Intercreditor Agreement, substantially in the form of Exhibit B hereto;

(E) the Administrative Agent shall have received evidence satisfactory to it, including a joinder to Article 10 of the Credit Agreement as a Pledgor and a customary UCC-1 financing statement, that RHI Entertainment Holdings II, LLC shall have delivered a perfected security interest in its Equity Interests in Borrower to Administrative Agent (on behalf of itself and the Lenders);

(F) the Administrative Agent shall have received from the Borrower for the account of the Lenders an amendment fee equal to 0.125% of the outstanding Loans under the Facility held by each existing Lender that executes a consent authorizing this Amendment on or prior to 5:00 p.m. (New York City time) on October 12, 2007, such fees to be distributed pro rata according to such consenting Lenders’ existing Loans;

(G) the Borrower shall have provided the Administrative Agent with no less than three (3) Business Days advance written notice of the intended consummation of the Qualified IPO and the portion of the Facility to be repaid;

(H) the Administrative Agent shall have received, and be satisfied with (in its reasonable discretion) the provisions of an executed copy, certified by Borrower to be true and correct, of the Parent LLC Agreement;

(I) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(J) the representations and warranties contained in Section 6 hereof being true and correct.

SECTION 5. Waiver. Upon the Effective Date, the Lenders shall be deemed to have waived any Default or Event of Default which may have arisen as a result of (i) the contribution by KRH of its ownership of the Equity Interests of the Borrower to Holdings II and (ii) any action which may be construed as a violation of the provisions of Section 6.23 or Section 7(l) of the Credit Agreement (as such Sections existed prior to the Effective Date) as a result of the contribution described in the preceding clause (a) and

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from any other action taken by KRH in contemplation of the consummation of the Qualified IPO and the Reorganization.

SECTION 6. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

SECTION 7. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

SECTION 8. Fundamental Documents. This Amendment shall constitute a Fundamental Document.

SECTION 9. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

SECTION 10. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e.,

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“.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 13. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 14. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages and Exhibits Omitted from this Exhibit A]

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EXHIBIT B

TO AMENDMENT NO. 1

TO FIRST LIEN FACILITIES

Form of Amendment to Second Lien Intercreditor Agreement

FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR AGREEMENT

This First Amendment (this “Amendment”) is entered into as of __________, 2007 to that certain Amended and Restated Intercreditor Agreement, dated as of April 13, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among JPMorgan Chase Bank, N.A. in its capacity as administrative agent and collateral agent (the “First Priority Representative”) for the First Priority Secured Parties referred to below and JPMorgan Chase Bank, N.A. in its capacity as administrative and collateral agent (the “Second Priority Representative”) for the Second Priority Secured Parties referred to below, RHI Entertainment, LLC (the “Borrower”), RHI Entertainment Holdings, LLC (the “Initial Parent”), the Guarantors listed on the signature page (the “Guarantors”) and RHI Entertainment Holdings II, LLC (the “Replacement Parent”).

INTRODUCTORY STATEMENT

WHEREAS, the Borrower, the Guarantors, the First Priority Representative and certain financial institutions (with their respective successors and assigns, the “First Priority Lenders”) are parties to an Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of January 12, 2006, as amended and restated as of April 13, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “First Priority Agreement”), pursuant to which the First Priority Lenders have agreed to make loans and extend other financial accommodations to the Borrower (the “First Priority Loans”);

WHEREAS, the Credit Parties, the Second Priority Representative and certain financial institutions and other entities (with their respective successors and assigns, the “Second Priority Lenders”) are parties to an Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of January 12, 2006, as amended and restated as of April 13, 2007 (as the same may be amended, supplemented, restated or otherwise modified from time to time, (the “Second Priority Agreement”), pursuant to which the Second Priority Lenders made term loans to the Borrower in an aggregate principal amount of $260,000,000 (the “Second Priority Loans”);

WHEREAS, the Borrower, the Initial Parent and the Replacement Parent have entered into a reorganization more fully described in each of Amendment No. 1 dated as of October 12,

2007 to the First Priority Agreement and Amendment No. 1 dated as of October 12, 2007, to the Second Priority Agreement pursuant to which, among other things, the Replacement Parent will be substituted for the Initial Parent for all purposes of the Intercreditor Agreement.

WHEREAS, the requisite First Priority Lenders and the requisite Second Priority Lenders have approved the execution of this Amendment by the First Priority Representative and the Second Priority Representative to evidence their respective agreements to increase the “Cap Amount” set forth in the Intercreditor Agreement as more fully set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Intercreditor Agreement.

SECTION 2. Amendments to the Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

A. Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definition of “Cap Amount” and substituting the following replacement definition:

“Cap Amount” means as of any date of determination $500 million plus an amount not in excess of $50 million in the aggregate advanced in the context of a workout and/or a debtor-in-possession financing, less an amount equal to the sum, without duplication, of (i) the aggregate amount of all principal payments and prepayments of the Term Loans under the Existing First Priority Agreement as in effect on April 13, 2007 (other than any principal payments made on account or as a result of a Permitted First Lien Refinancing), (ii) the amount of all Proceeds of Common Collateral received after April 13, 2007 by the First Priority Representative, which pursuant to the provisions of Section 2.10(f) of the Existing First Priority Agreement as in effect on April 13, 2007, are to be applied to pay First Priority Obligations and which are not so applied and (iii) the aggregate amount of all permanent reductions of the Revolving Credit Commitments (as such term (or any term comparable to such term) is defined in the Existing First Priority Agreement) other than a reduction on account of or as a result of a Permitted First Lien Refinancing.

B. Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definition of “Parent” and substituting the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

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SECTION 3. Representations and Warranties.

A. By its signature hereto, each of the Credit Parties represents and warrants that the Credit Parties have not made any repayments of the Term Loans, or otherwise taken any action whatsoever which would have caused a reduction in the “Cap Amount” pursuant to the definition of the Cap Amount. Each of the Credit Parties hereby further represents that, upon the effectiveness of this Amendment, the “Cap Amount” (before giving effect to any increase for workout/debtor-in-possession financing) will therefore be equal to the full $500,000,000, without any deduction therefrom. The Second Priority Representative (a) agrees to be bound by the foregoing representation and warranty, and (b) acknowledges that, as of the effectiveness of this Amendment, the amount of the Cap Amount before giving effect to any increase for workout/debtor-in-possession financing) is $500,000,000.

B. The First Priority Representative by its signature hereto represents and warrants that the execution of this Amendment has been approved by the requisite First Priority Lenders.

C. The Second Priority Representative by its signature hereto represents and warrants that the execution of this Amendment has been approved by the requisite Second Priority Lenders.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by each of the First Priority Representative and the Second Priority Representative of executed signature pages hereto from each of the First Priority Representative, the Second Priority Representative and each of the Credit Parties.

SECTION 5. Further Assurances. At any time and from time to time, upon the request of the First Priority Representative and the Second Priority Representative and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the First Priority Representative and the Second Priority Representative reasonably deem necessary to effect the purposes of this Amendment.

SECTION 6. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Intercreditor Agreement or a waiver of any Event of Default under the Intercreditor Agreement. As used in the Intercreditor Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Intercreditor Agreement as amended by this Amendment.

SECTION 7. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Intercreditor Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the First Priority Representative and the Second Priority Representative or the Lenders may now have or have in the future under or in connection with the Intercreditor Agreement or any of the instruments or

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agreements referred to therein. Whenever the Intercreditor Agreement is referred to in the Intercreditor Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Intercreditor Agreement as modified by this Amendment.

SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the First Priority Representative and the Second Priority Representative in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the First and Second Priority Representatives.

SECTION 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages and Exhibits Omitted from this Exhibit B]

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“2nd Lien Amendment”

AMENDMENT NO. 1 dated as of October 12, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007, among RHI Entertainment, LLC (the “Borrower”), the Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (the “Administrative Agent”) (as the same has been amended, supplemented or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower a $260,000,000 second lien credit facility pursuant to the terms of the Credit Agreement.

WHEREAS, the Borrower proposes that, in connection with the proposed initial public offering described below, the Parent undertake a reorganization as a result of which (a) the Parent will be renamed KRH Investments LLC, (b) KRH Investments LLC will transfer all of the Equity Interests in the Borrower to RHI Entertainment Holdings II, LLC, a newly formed Delaware limited liability company (“Holdings II”), which will become the sole direct parent of the Borrower, and (c) KRH Investments LLC and RHI Entertainment, Inc., a newly formed Delaware corporation (“RHI Inc.”), will become the sole members of Holdings II, with RHI Inc. acting as the sole managing member of Holdings II.

WHEREAS, the Borrower proposes that (a) RHI Inc. consummate an initial public offering of its common stock (for which a registration statement has been filed with the U.S. Securities and Exchange Commission), substantially all of the proceeds to RHI Inc. of which (after deducting underwriting discounts and commissions, as well as fees and expenses incurred in connection with the proposed reorganization and the initial public offering transactions, including $6.0 million to be paid to the Kelso Group in exchange for the termination of the existing Management Agreement) will be contributed to Holdings II in exchange for membership interests in Holdings II, (b) Holdings II will contribute such net proceeds to the Borrower, and (c) the Borrower will use all or a portion of such net proceeds received from Holdings II (together, at the Borrower’s option, with additional Indebtedness to be borrowed under the First Lien Facilities upon the effectiveness of this Amendment as further described below) to retire Indebtedness outstanding under the Facility.

WHEREAS, in connection with the foregoing the Borrower is requesting that the Lenders consent to an amendment to the First Lien Agreement to increase the amount of the revolving credit facility thereunder from $275,000,000 to an amount not in excess of $325,000,000 and an increase in the Cap Amount from $450,000,000 plus $45,000,000 for workout/debtor possession financing to $500,000,000 plus $50,000,000 for workout/debtor possession financing.

WHEREAS the Lenders are being asked to consent to the foregoing and an amendment to Intercreditor Agreement in the eventually that the sum of the net proceeds of the initial public offering and the foregoing increase in the First Lien Facilities is not sufficient to repay the Obligations in full;

WHEREAS, the Borrower proposes that the Borrower, the Guarantors, the Lenders, and the Administrative Agent agree to amend the Credit Agreement to (a) make technical amendments to facilitate the reorganization and the initial public offering of the common stock of RHI Inc. and the repayment of the Obligations, (b) consent to an increase in the aggregate revolving credit commitments under the First Lien Agreement, at the option of the Borrower, after the effectiveness of the Registration Statement at the closing of the initial public offering contemplated thereby, in an amount not to exceed $50,000,000 and a parallel increase in the Cap Amount and (c) amend various other provisions described herein.

WHEREAS, the Borrower, the Guarantors and JPMorgan Chase Bank, N.A., in its capacity as the Administrative Agent on behalf of the Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

(A) Section 1.1 of the Credit Agreement is hereby amended by:

(1) inserting the following new definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of October 12, 2007, to this Credit Agreement.

“Amendment No. 1 Effective Date” shall mean the Effective Date (as defined in Amendment No. 1).

“Continuing Director” shall mean, as of any date of determination, each member of the Board of Directors of the Borrower who (a) was a member of such Board of Directors on October 12, 2007 or (b) was nominated for election or elected to such Board of Directors either (x) with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (y) by or with the consent of KRH.

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“IPO Net Proceeds” shall mean the gross proceeds of the Qualified IPO (but if there is a contemporaneous secondary offering on behalf of shareholders of Public Co. shall not include any proceeds applicable to the shares being sold by them) minus the aggregate of all underwriting discounts and commissions and fees and expenses incurred in connection with the Reorganization and a Qualified IPO, including without limitation $6.0 million to be paid to the Kelso Group in exchange for the termination of the Management Agreement, fees and expenses of outside accountants and counsel, SEC and NASD filing and registration fees, exchange listing fees and expenses, transfer agent fees and expenses, printing and financial printer service expenses and road show expenses.

“IPO Proceeds Shortfall” shall mean the amount (if any) by which the aggregate Obligations on the Amendment No. 1 Effective Date exceeds the IPO Net Proceeds.

“KRH” shall mean KRH Investments LLC, a Delaware limited liability company formerly known as RHI Entertainment Holdings, LLC (and which was, prior to the Amendment No. 1 Effective Date, defined under this Credit Agreement as the “Parent”), which upon consummation of a Qualified IPO and the Reorganization will own a portion of the Equity Interests of Parent.

“Parent LLC Agreement” shall mean the limited liability operating agreement of Parent (after giving effect to Amendment No. 1), substantially in the form heretofore delivered to the Administrative Agent, with such modifications as the Administrative Agent shall approve prior to the Amendment No. 1 Effective Date, as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time thereafter, provided that the Administrative Agent may not (without the consent of the Required Lenders) approve changes which would materially increase the Tax Distributions or, materially change the management structure of the Parent or the Borrower.

“Public Co.” shall mean RHI Entertainment, Inc., a Delaware corporation that is initially wholly-owned by Robert Halmi, Jr. and will become owned by Robert Halmi, Jr. and public investors upon consummation of the Qualified IPO and the Reorganization and will thereafter own a portion of the Equity Interests of Parent.

“Qualified IPO” shall mean an initial public offering of the common stock of Public Co. by Public Co.

“Refinancing IPO Proceeds” means that portion of the IPO Net Proceeds contributed to the Borrower that are used by Borrower to repay the Obligations.

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“Registration Statement” shall mean Public Co.’s registration statement on Form S-1 filed with the SEC on September 14, 2007 in connection with a Qualified IPO.

“Reorganization” shall mean the transactions and arrangements concerning the corporate structure and ownership of the Borrower as described in the registration statement on Form S-1 (at the time it is declared effective) under the heading “corporate history and reorganization”, provided that the terms thereof do not differ from those set forth in the Registration Statement in a manner that is materially adverse to the Lenders.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency.

“Tax Distributions” shall mean, with respect to any taxable period, an amount not to exceed the product of (i) the estimated (in the case of a payment on account of quarterly estimated tax payments or extension payments) or actual (in the case of a payment on account of the filing of a tax return) taxable income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election), as determined for federal income tax purposes and (ii) the highest combined federal, state and local marginal tax rate applicable to corporations residing in New York City, New York, or, if greater and KRH’s percentage ownership of the outstanding membership interests of Parent is at least 20%, the highest combined federal, state and local marginal tax rate applicable to individuals residing in New York City, New York, in each case taking into account the deductibility of state and local income taxes for federal income tax purposes, reduced by any tax credits of Parent and its Subsidiaries allocated to its members and in the reasonable judgment of the Borrower would be utilizable by the members or their direct or indirect owners if their allocated income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) was their only taxable income; provided, it is understood and agreed that (a) Tax Distributions with regard to estimated and extension tax payments may be made not earlier than 15 days prior to the date that the quarterly estimated or extension tax payment is due (using the earlier of the corporate or individual due date for such payment), (b) not earlier than 15 days prior to the date that the federal income tax return for Parent is filed, a final Tax Distribution may be made equal to the excess of (1) the product of clause (i) and clause (ii) above with respect to a taxable year over (2) the prior Tax Distributions with respect to estimated and extension tax payments made for such taxable year, (c) if the amount in clause (b) above is negative, such amount shall reduce otherwise permitted future

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Tax Distributions, (d) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) is increased for a taxable period pursuant to a federal income tax audit or challenge by the Internal Revenue Service or the filing of an amended federal income tax return, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) (reduced by any distribution made pursuant to clause (e) below for such taxable period) in the year during which a settlement occurs, a decision of a court having jurisdiction with respect to such matters becomes final or it files an amended federal income tax return, (e) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election, but taking into account any increases described in clause (d) above for such taxable period) is increased for a taxable period pursuant to an state or local income tax audit or challenge by the state or local taxing authority, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) in the year during which a settlement occurs or a decision of a court having jurisdiction with respect to such matters becomes final provided that the tax rate used shall be the applicable state or local income tax rate (reduced by the federal tax benefit using the higher of the maximum federal corporate or individual rate) and (f) except as permitted in clauses (d) and (e) above, no Tax Distribution with respect to a taxable year may be made more than 30 days after the date on which the federal income tax return for such year is filed.

(2) replacing the definition of “Applicable Margin” with the following replacement definition:

“Applicable Margin” shall mean (i) in the case of Alternate Base Rate Loans, 5.5% per annum and (ii) in the case of LIBOR Loans 6.5% per annum.

(3) replacing the definition of “Cap Amount” with the following replacement definition:

“Cap Amount” means as of any date of determination $500 million plus an amount not in excess of $50 million in the aggregate advanced in the context of a workout and/or a debtor-in-possession financing, less an amount equal to the sum, without duplication, of (i) the aggregate amount of all principal payments and prepayments of the term loans under the First Lien Agreement as in effect on April 13, 2007 (other than any principal

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payments made on account or as a result of a Permitted First Lien Refinancing), (ii) the amount of all Proceeds of Common Collateral received after April 13, 2007 by the First Lien Agent, which pursuant to the provisions of Section 2.10(f) of the First Lien Agreement as in effect on April 13, 2007, are to be applied to pay First Priority Obligations and which are not so applied and (iii) the aggregate amount of all permanent reductions of the Revolving Credit Commitments (as such term (or any term comparable to such term) is defined in the First Lien Agreement) other than a reduction on account of or as a result of a Permitted First Lien Refinancing.

(4) replacing the definition of the term “Parent” with the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

(5) replacing the definition of the term “Change in Control” with the following replacement definition:

“Change in Control” shall mean (i) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors, (ii) any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder as in effect from time to time) other than KRH or the Kelso Group or any of their respective beneficial owners shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of Public Co. or such person shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of the Parent (measured by voting power rather than number of shares or membership interests), (iii) the Parent shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of the Borrower or (iv) the Borrower shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of each of RHI Entertainment Distribution, LLC, RHI Entertainment Productions, LLC and RHI International Distribution, Inc., except as a result of a disposition permitted under Section 6.6 hereof.

(6) amending the definition of the term “Kelso Group” by deleting the proviso appearing therein;

(B) Section 5.1 of the Credit Agreement is hereby amended by deleting the word “and” appearing after Section 5.1(j), inserting the word “; and” immediately prior to the period appearing at the end of Section 5.1(k) and inserting the following new Section 5.1(l).

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“(l) Promptly upon receipt thereof, any and all correspondence delivered or received by (whether originating from or to Public Co., Parent or KRH) any Credit Party to the extent that such correspondence relates to any calculation of Tax Distributions.”

(C) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (b) appearing therein and inserting in lieu thereof the following replacement clause (b):

“(b) so long as no Event of Default or Default has occurred and is continuing or would be created thereby, distributions by the Borrower to the Parent (i) in an amount necessary to pay all Tax Distributions (provided that the Borrower shall have certified to the Administrative Agent that all correspondence and other documents described in Section 5.1(l) have been delivered to the Administrative Agent and shall have provided a certificate of either (i) its independent auditor or (ii) its Chief Financial Officer and its Tax Director, confirming the computation thereof), (ii) for any purpose, the proceeds of the issuance of any additional Equity Interests, including Specified Equity Contributions that are used to cure an Event of Default pursuant to the Coverage Ratio as provided in Section 6.21 hereof, but excluding all other Specified Equity Contributions and (iii) for any purpose, provided that (w) the Leverage Ratio is less than 6.5:1.0 (calculated on a Pro Forma Basis after giving effect to the contemplated dividend), (x) the Liquidity Ratio of the Borrower and the Guarantors (calculated on a Pro Forma Basis after giving effect to the contemplated dividend) is at least 1.25:1 for the ensuing four fiscal quarters, (y) the aggregate amount of all dividends paid under this clause (iii) does not exceed $50,000,000 and (z) no dividends are paid under this clause (iii) until the first anniversary of the Closing Date; provided, however, that such dividends may not be used for (A) payments of principal of Indebtedness under the Second Lien Agreement, (B) payments of principal of Indebtedness which is subordinate or otherwise junior to the Obligations or (C) payments of principal of Indebtedness incurred in accordance with the provisions of Section 6.1(i) hereof;”

(D) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (c) appearing therein and inserting in lieu thereof the following replacement clause (c):

“(c) so long as no Event of Default has occurred and is continuing, the payment of dividends in respect of, or the redemption, acquisition, re-acquisition or retirement of, Equity Interests of the Borrower with cash proceeds received from the issuance by the Borrower of Equity Interests after the Closing Date, other than (i) the Specified Equity Contributions, (ii) the Refinancing IPO Proceeds and (iii) to the extent such proceeds have been otherwise utilized consistent with an exception from a negative covenant contained in this Article 6 (i.e., as

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an Investment permitted under Section 6.4(p) or to fund a Permitted Business Acquisition);”

(E) Section 6.5 of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of paragraph (j) thereof; deleting the period which appears at the end of paragraph (k) thereof and inserting in its place a semi-colon and the word “and”; and by adding the following additional paragraph (l):

“(l) So long as no Event of Default has occurred and is continuing, distributions by the Borrower to the Parent in an amount necessary to pay corporate overhead expenses and legal, accounting and other professional fees and expenses of Parent, Public Co. and KRH, without duplication in each case incurred in connection with any activity not prohibited by this Credit Agreement, not to exceed $2,000,000 in the aggregate per fiscal year.”

(F) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting clause (ix) appearing therein and inserting in lieu thereof the words “(ix) [intentionally omitted]”, (ii) deleting the words “the Kelso Group” appearing in clause (xi) thereof and inserting in lieu thereof the words “the Parent” and (iii) deleting the word “and” appearing before clause (xi) appearing therein and inserting the following new clause (xii):

“; and (xii) involves the consummation of the Qualified IPO and/or the Reorganization or the performance of any obligations under the Reorganization Agreement (as described in the Registration Statement), the Parent LLC Agreement, the Director Designation Agreement (as described in the Registration Statement), the Registration Rights Agreement (as described in the Registration Statement) or the KRH Value Units (as described in the Registration Statement)”.

(G) Section 6.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following replacement Section 6.23:

“SECTION 6.23 Activities of Parent and Public Co.

(a) Permit the Parent to (i) own assets other than the membership interests of the Borrower, (ii) engage in any business activities other than such ownership or (iii) incur any lien upon its ownership of membership interests of the Borrower.

(b) Permit Public Co. to incur any lien upon its ownership of the membership interests of the Parent.

(c) Permit the Parent or Public Co. to engage in any business activities which are currently engaged in by the Borrower or any of its subsidiaries of which may be engaged in by the Borrower and its Subsidiaries pursuant to section 6.11 hereof.”

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(H) Schedule 3.7(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 3.7(a) attached to this Amendment.

(I) Schedule 3.18 to the Credit Agreement is hereby replaced in its entirety with Schedule 3.18 attached to this Amendment.

SECTION 3. Consents. Upon the satisfaction of the conditions to the “Effective Date” set forth in Section 4 of this Amendment No. 1, the Lenders hereby consent, as follows:

(A) the transfer of all of the outstanding Equity Interests of the Borrower from KRH to Parent, notwithstanding anything to the contrary contained in the Credit Agreement;

(B) to the extent that Section 2.10(a) of the Credit Agreement and/or the provisions Intercreditor Agreement require the prior written consent of the Lenders under the Credit Agreement for the Borrower to make a voluntary prepayment of Indebtedness outstanding under the Facility prior to the “First Priority Obligations Payment Date” (as defined in the Intercreditor Agreement), including without limitation the payment of all premiums and penalties and fees and expenses incurred in connection therewith, the Lenders hereby provide such consent with respect to the Refinancing IPO Proceeds together with Loans under the First Lien Facilities after giving effect to the incremental New Commitments, if any; and

(C) to the Administrative Agent executing an amendment to the Intercreditor Agreement in the form of Exhibit C hereto.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions prior to February 14, 2008 (the date on which such conditions have been satisfied referred to herein as the “Effective Date”):

(A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, the Guarantors (and any entity required to join the Credit Agreement as a Guarantor pursuant to Section 5.21 of the Credit Agreement) and the Administrative Agent;

(B) the receipt by the Administrative Agent of written consents from the Lenders to the Administrative Agent’s execution of this Amendment;

(C) the simultaneous consummation of the Qualified IPO in a manner which generates net proceeds which, together with loans under the First Lien Agreement, is sufficient to retire all or a significant portion of the Indebtedness outstanding under the Facility;

(D) the execution, delivery and effectiveness of (i) an amendment to the First Lien Agreement substantially in the form of Exhibit A hereto and (ii) an amendment to the Intercreditor Agreement, substantially in the form of Exhibit B hereto;

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(E) the Administrative Agent shall have received evidence satisfactory to it, including a joinder to Article 10 of the Credit Agreement as a Pledgor and a customary UCC-1 financing statement, that RHI Entertainment Holdings II, LLC shall have delivered a perfected security interest in its Equity Interests in Borrower to Administrative Agent (on behalf of itself and the Lenders);

(F) the Administrative Agent shall have received from the Borrower for the account of the Lenders an amendment fee equal to 0.125% of the outstanding Loans under the Facility held by each existing Lender that executes a consent authorizing this Amendment on or prior to 5:00 p.m. (New York City time) on October 12, 2007, such fees to be distributed pro rata according to such consenting Lenders’ existing Loans;

(G) the Borrower shall have provided the Administrative Agent with no less than three (3) Business Days advance written notice of the intended consummation of the Qualified IPO and the portion of the Facility to be repaid;

(H) the Administrative Agent shall have received, and be satisfied with (in its reasonable discretion) the provisions of an executed copy, certified by Borrower to be true and correct, of the Parent LLC Agreement;

(I) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(J) the representations and warranties contained in Section 6 hereof being true and correct.

SECTION 5. Waiver. Upon the Effective Date, the Lenders shall be deemed to have waived any Default or Event of Default which may have arisen as a result of (i) the contribution by KRH of its ownership of the Equity Interests of the Borrower to Holdings II and (ii) any action which may be construed as a violation of the provisions of Section 6.23 or Section 7(l) of the Credit Agreement (as such Sections existed prior to the Effective Date) as a result of the contribution described in the preceding clause (a) and from any other action taken by KRH in contemplation of the consummation of the Qualified IPO and the Reorganization.

SECTION 6. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

SECTION 7. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

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SECTION 8. Fundamental Documents. This Amendment shall constitute a Fundamental Document.

SECTION 9. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

SECTION 10. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

SECTION 11. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 13. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 14. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above.

BORROWER:
RHI ENTERTAINMENT, LLC
By
Name:
Title:

GUARANTORS:
RHI ENTERTAINMENT DISTRIBUTION, LLC
By
Name:
Title:

RHI ENTERTAINMENT PRODUCTIONS, LLC
By
Name:
Title:

RHI INTERNATIONAL DISTRIBUTION, INC.
By
Name:
Title:

[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent on behalf of each of the Lenders
By
Name:
Title:

[Signature Page to Amendment No. 1 to the Amended and Restated Credit Agreement]

SCHEDULE 3.7(a)

TO SECOND LIEN FACILITY

Ownership of the Capital Stock of the Credit Parties

Name of Credit Party	Ownership of Equity Interests	Jurisdiction of Organization	Equity Interests Outstanding; Authorized	Certificated/ Uncertificated Equity Interests
RHI Entertainment, LLC	RHI Entertainment Holdings II, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI Entertainment Productions, LLC	RHI Entertainment, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI Entertainment Distribution, LLC	RHI Entertainment, LLC	Delaware	100% of the membership interests; N/A	Uncertificated
RHI International Distribution, Inc.	RHI Entertainment, LLC	Delaware	100 shares No par value; 200 Shares No par value	Certificated

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SCHEDULE 3.18

TO SECOND LIEN FACILITY

Filing Offices for UCC-1 Financing Statements, Tax ID and Organizational ID

Name of Party	Applicable Filing Offices	Employer/Taxpayer Identification Number	Organizational Number
RHI Entertainment, LLC	Delaware Secretary of State	43-1687887	3052694
RHI Entertainment Productions, LLC	Delaware Secretary of State	43-1856014	2418188
RHI Entertainment Distribution, LLC	Delaware Secretary of State	43-1856017	3052691
RHI International Distribution, Inc.	Delaware Secretary of State	20-5047653	4812491
RHI Entertainment Holdings II, LLC	Delaware Secretary of State	65-1320004	4418690

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EXHIBIT A

TO AMENDMENT NO. 1

TO SECOND LIEN FACILITY

Form of Amendment to First Lien Agreement

“1st Lien Amendment”

AMENDMENT NO. 1 dated as of October 12, 2007 (this “Amendment”) to the Credit, Security, Guaranty and Pledge Agreement, dated as of January 12, 2006, as amended and restated as of April 13, 2007, among RHI Entertainment, LLC (the “Borrower”), the Guarantors referred to therein, the Lenders referred to therein and JPMorgan Chase Bank, N.A., as Issuing Bank and as Administrative Agent for the Lenders (the “Administrative Agent”) (as the same has been amended, supplemented or otherwise modified from time to time prior to this Amendment, the “Credit Agreement”).

INTRODUCTORY STATEMENT

WHEREAS, the Lenders have made available to the Borrower certain credit facilities pursuant to the terms of the Credit Agreement.

WHEREAS, the Borrower proposes that, in connection with the proposed initial public offering described below, the Parent undertake a reorganization as a result of which (a) the Parent will be renamed KRH Investments LLC, (b) KRH Investments LLC will transfer all of the Equity Interests in the Borrower to RHI Entertainment Holdings II, LLC, a newly formed Delaware limited liability company (“Holdings II”), which will become the sole direct parent of the Borrower, and (c) KRH Investments LLC and RHI Entertainment, Inc., a newly formed Delaware corporation (“RHI Inc.”), will become the sole members of Holdings II, with RHI Inc. acting as the sole managing member of Holdings II.

WHEREAS, the Borrower proposes that (a) RHI Inc. consummate an initial public offering of its common stock (for which a registration statement has been filed with the U.S. Securities and Exchange Commission), substantially all of the proceeds to RHI Inc. of which (after deducting underwriting discounts and commissions, as well as fees and expenses incurred in connection with the proposed reorganization and the initial public offering transactions, including $6.0 million to be paid to the Kelso Group in exchange for the termination of the existing Management Agreement) will be contributed to Holdings II in exchange for membership interests in Holdings II, (b) Holdings II will contribute such net proceeds to the Borrower, and (c) the Borrower will use all or a portion of such net proceeds received from Holdings II (together, at the Borrower’s option, with additional

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

Indebtedness to be borrowed under the Credit Agreement upon the effectiveness of this Amendment as further described below) to retire Indebtedness outstanding under the Second Lien Facility (and, to the extent that the net proceeds from the initial public offering of RHI Inc. exceed the amount required to discharge the Indebtedness outstanding under the Second Lien Facility in full, such excess net proceeds, if any, may be retained by RHI Inc., Holdings II or the Borrower, as the case may be, and used for general corporate purposes).

WHEREAS, the Borrower proposes that the Borrower, the Guarantors, the Lenders, the Issuing Bank and the Administrative Agent agree to amend the Credit Agreement to (a) make technical amendments to facilitate the reorganization and the initial public offering of the common stock of RHI Inc. and the repayment of indebtedness under the “Second Lien Agreement” (as that term is defined in the Credit Agreement), (b) provide for an increase in the aggregate Revolving Credit Commitments under the Revolving Credit Facility, at the option of the Borrower, after the effectiveness of the Registration Statement at the closing of the initial public offering contemplated thereby, in an amount not to exceed $50,000,000 and (c) amend various other provisions described herein.

WHEREAS, the Borrower, the Guarantors and JPMorgan Chase Bank, N.A., in its capacity as the Administrative Agent on behalf of the Required Lenders have agreed to amend the Credit Agreement, on the terms and subject to the conditions hereinafter set forth.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement (for the avoidance of doubt, as amended by this Amendment).

SECTION 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

(A) Section 1.1 of the Credit Agreement is hereby amended by:

(1) inserting the following new definitions in appropriate alphabetical order:

“Amendment No. 1” shall mean that certain Amendment No. 1, dated as of October 12, 2007, to this Credit Agreement.

“Amendment No. 1 Effective Date” shall mean the Effective Date (as defined in Amendment No. 1).

“Continuing Director” shall mean, as of any date of determination, each member of the Board of Directors of the Borrower who (a) was a member of such Board of Directors on October 12, 2007 or (b) was

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

nominated for election or elected to such Board of Directors either (x) with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election or (y) by or with the consent of KRH.

“IPO Net Proceeds” shall mean the gross proceeds of the Qualified IPO (but if there is a contemporaneous secondary offering on behalf of shareholders of Public Co. shall not include any proceeds applicable to the shares being sold by them) minus the aggregate of all underwriting discounts and commissions and fees and expenses incurred in connection with the Reorganization and a Qualified IPO, including without limitation $6.0 million to be paid to the Kelso Group in exchange for the termination of the Management Agreement, fees and expenses of outside accountants and counsel, SEC and NASD filing and registration fees, exchange listing fees and expenses, transfer agent fees and expenses, printing and financial printer service expenses and road show expenses.

“IPO Proceeds Shortfall” shall mean the amount (if any) by which the aggregate “Obligations” (as defined in the Second Lien Agreement) outstanding under the Second Lien Facility on the Amendment No. 1 Effective Date exceeds the IPO Net Proceeds.

“KRH” shall mean KRH Investments LLC, a Delaware limited liability company formerly known as RHI Entertainment Holdings, LLC (and which was, prior to the Amendment No. 1 Effective Date, defined under this Credit Agreement as the “Parent”), which upon consummation of a Qualified IPO and the Reorganization will own a portion of the Equity Interests of Parent.

“Parent LLC Agreement” shall mean the limited liability operating agreement of Parent (after giving effect to Amendment No. 1), substantially in the form heretofore delivered to the Administrative Agent, with such modifications as the Administrative Agent shall approve prior to the Amendment No. 1 Effective Date, as the same may be amended, supplemented, replaced, restated or otherwise modified from time to time thereafter, provided that the Administrative Agent may not (without the consent of the Required Lenders) approve changes which would materially increase the Tax Distributions or, materially change the management structure of the Parent or the Borrower.

“Public Co.” shall mean RHI Entertainment, Inc., a Delaware corporation that is initially wholly-owned by Robert Halmi, Jr. and will become owned by Robert Halmi, Jr. and public investors upon consummation of the Qualified IPO and the Reorganization and will thereafter own a portion of the Equity Interests of Parent.

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

“Qualified IPO” shall mean an initial public offering of the common stock of Public Co. by Public Co.

“Refinancing IPO Proceeds” means that portion of the IPO Net Proceeds contributed to the Borrower that are used by Borrower to repay “Obligations” (as defined in the Second Lien Agreement) outstanding under the Second Lien Facility.

“Registration Statement” shall mean Public Co.’s registration statement on Form S-1 filed with the SEC on September 14, 2007 in connection with a Qualified IPO.

“Reorganization” shall mean the transactions and arrangements concerning the corporate structure and ownership of the Borrower as described in the registration statement on Form S-1 (at the time it is declared effective) under the heading “corporate history and reorganization”, provided that the terms thereof do not differ from those set forth in the Registration Statement in a manner that is materially adverse to the Lenders.

“SEC” shall mean the U.S. Securities and Exchange Commission and any successor agency.

“Tax Distributions” shall mean, with respect to any taxable period, an amount not to exceed the product of (i) the estimated (in the case of a payment on account of quarterly estimated tax payments or extension payments) or actual (in the case of a payment on account of the filing of a tax return) taxable income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election), as determined for federal income tax purposes and (ii) the highest combined federal, state and local marginal tax rate applicable to corporations residing in New York City, New York, or, if greater and KRH’s percentage ownership of the outstanding membership interests of Parent is at least 20%, the highest combined federal, state and local marginal tax rate applicable to individuals residing in New York City, New York, in each case taking into account the deductibility of state and local income taxes for federal income tax purposes, reduced by any tax credits of Parent and its Subsidiaries allocated to its members and in the reasonable judgment of the Borrower would be utilizable by the members or their direct or indirect owners if their allocated income of the Parent (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) was their only taxable income; provided, it is understood and agreed that (a) Tax Distributions with regard to estimated and extension tax payments may be made not earlier than 15

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

days prior to the date that the quarterly estimated or extension tax payment is due (using the earlier of the corporate or individual due date for such payment), (b) not earlier than 15 days prior to the date that the federal income tax return for Parent is filed, a final Tax Distribution may be made equal to the excess of (1) the product of clause (i) and clause (ii) above with respect to a taxable year over (2) the prior Tax Distributions with respect to estimated and extension tax payments made for such taxable year, (c) if the amount in clause (b) above is negative, such amount shall reduce otherwise permitted future Tax Distributions, (d) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election) is increased for a taxable period pursuant to a federal income tax audit or challenge by the Internal Revenue Service or the filing of an amended federal income tax return, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) (reduced by any distribution made pursuant to clause (e) below for such taxable period) in the year during which a settlement occurs, a decision of a court having jurisdiction with respect to such matters becomes final or it files an amended federal income tax return, (e) in the event that the taxable income of the Parent or its Subsidiaries (determined without regard to net positive adjustments to the basis of the Parent’s or its Subsidiaries’ assets resulting from an Internal Revenue Code Section 754 election, but taking into account any increases described in clause (d) above for such taxable period) is increased for a taxable period pursuant to an state or local income tax audit or challenge by the state or local taxing authority, the calculation of the taxable income of the Parent shall be appropriately increased and the Borrower shall be permitted to distribute a corresponding additional amount pursuant to Section 6.5(b) in the year during which a settlement occurs or a decision of a court having jurisdiction with respect to such matters becomes final provided that the tax rate used shall be the applicable state or local income tax rate (reduced by the federal tax benefit using the higher of the maximum federal corporate or individual rate) and (f) except as permitted in clauses (d) and (e) above, no Tax Distribution with respect to a taxable year may be made more than 30 days after the date on which the federal income tax return for such year is filed.

(2) replacing the definition of the term “Parent” with the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

(3) amending clauses (iv) and (vii) of the term “Borrowing Base” in their entirety to read as follows:

(iv) 90% of Eligible Receivables from Crown Media for which Borrowing Base credit is not provided under clause (iii) above and for which the conditions precedent to payment are met after the Original Closing Date (subject to the proviso appearing in clause (vii)), plus

. . .

(vii) 50% of Eligible Receivables from Crown Media for which Borrowing Base credit is not provided under clause (iii) above and for which the conditions precedent to payment have been met by the Original Closing Date, provided that the Borrowing Base credit at any time pursuant to clause (iv) and this clause (vii) shall at no time in the aggregate exceed $40,000,000, plus

(4) amending the definition of the term “Consolidated Net Worth” by inserting the following proviso immediately prior to the end thereof:

“provided, that Borrower may (other than for purposes of determining the “base” Consolidated Net Worth as of December 31, 2006) add back to Consolidated Net Worth the amount of any deductions therefrom relating to the fees, premiums, penalties, costs and expenses arising out of refinancing or repayment of the Facilities and the Second Lien Facility (including any OID charges) from time to time (including the retirement of all or a portion of the “Obligations” (as defined in the Second Lien Agreement) in connection with a Qualified IPO) but shall not include the fee to be paid to the Kelso Group in exchange for terminating the Management Agreement”;

(5) replacing the definition of the term “Change in Control” with the following replacement definition:

“Change in Control” shall mean (i) the first day on which a majority of the members of the Board of Directors of the Borrower are not Continuing Directors, (ii) any “person” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder as in effect from time to time) other than KRH or the Kelso Group or any of their respective beneficial owners shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of Public Co. or such person shall own, directly or indirectly, beneficially or of record, Equity Interests representing more than 50% of the voting Equity Interests of the Parent (measured by voting power rather than number of shares or membership interests), (iii) the Parent shall cease to have both beneficial ownership and

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

control of 100% of the voting Equity Interests of the Borrower or (iv) the Borrower shall cease to have both beneficial ownership and control of 100% of the voting Equity Interests of each of RHI Entertainment Distribution, LLC, RHI Entertainment Productions, LLC and RHI International Distribution, Inc., except as a result of a disposition permitted under Section 6.6 hereof.

(6) amending the definition of the term “Kelso Group” by deleting the proviso appearing therein;

(B) Section 5.1 of the Credit Agreement is hereby amended by deleting the word “and” appearing after Section 5.1(j), inserting the word “; and” immediately prior to the period appearing at the end of Section 5.1(k) and inserting the following new Section 5.1(l).

“(l) Promptly upon receipt thereof, any and all correspondence delivered or received by (whether originating from or to Public Co., Parent or KRH) any Credit Party to the extent that such correspondence relates to any calculation of Tax Distributions.”

(C) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (b) appearing therein and inserting in lieu thereof the following replacement clause (b):

“(b) so long as no Event of Default or Default has occurred and is continuing or would be created thereby, distributions by the Borrower to the Parent (i) in an amount necessary to pay all Tax Distributions (provided that the Borrower shall have certified to the Administrative Agent that all correspondence and other documents described in Section 5.1(l) have been delivered to the Administrative Agent and shall have provided a certificate of either (i) its independent auditor or (ii) its Chief Financial Officer and its Tax Director, confirming the computation thereof), (ii) for any purpose, the proceeds of the issuance of any additional Equity Interests, including Specified Equity Contributions that are used to cure an Event of Default pursuant to the Coverage Ratio as provided in Section 6.21 hereof, but excluding all other Specified Equity Contributions and (iii) for any purpose, provided that (w) the Leverage Ratio is less than 6.5:1.0 (calculated on a Pro Forma Basis after giving effect to the contemplated dividend), (x) the Liquidity Ratio of the Borrower and the Guarantors (calculated on a Pro Forma Basis after giving effect to the contemplated dividend) is at least 1.25:1 for the ensuing four fiscal quarters, (y) the aggregate amount of all dividends paid under this clause (iii) does not exceed $50,000,000 and (z) no dividends are paid under this clause (iii) until the first anniversary of the Closing Date; provided, however, that such dividends may not be used for (A) payments of principal of Indebtedness under the Second Lien Agreement, (B) payments of

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

principal of Indebtedness which is subordinate or otherwise junior to the Obligations or (C) payments of principal of Indebtedness incurred in accordance with the provisions of Section 6.1(i) hereof;”

(D) Section 6.5 of the Credit Agreement is hereby amended by deleting clause (d) appearing therein and inserting in lieu thereof the following replacement clause (d):

“(d) so long as no Event of Default has occurred and is continuing, the payment of dividends in respect of, or the redemption, acquisition, re-acquisition or retirement of, Equity Interests of the Borrower with cash proceeds received from the issuance by the Borrower of Equity Interests after the Closing Date, other than (i) the Specified Equity Contributions, (ii) the Refinancing IPO Proceeds and (iii) to the extent such proceeds have been otherwise utilized consistent with an exception from a negative covenant contained in this Article 6 (i.e., as an Investment permitted under Section 6.4(p) or to fund a Permitted Business Acquisition);”

(E) Section 6.5 of the Credit Agreement is hereby amended by deleting the word “and” appearing at the end of paragraph (k) thereof; deleting the period which appears at the end of paragraph (l) thereof and inserting in its place a semi-colon and the word “and”; and by adding the following additional paragraph (m):

“(m) So long as no Event of Default has occurred and is continuing, distributions by the Borrower to the Parent in an amount necessary to pay corporate overhead expenses and legal, accounting and other professional fees and expenses of Parent, Public Co. and KRH, without duplication in each case incurred in connection with any activity not prohibited by this Credit Agreement, not to exceed $2,000,000 in the aggregate per fiscal year.”

(F) Section 6.10 of the Credit Agreement is hereby amended by (i) deleting clause (ix) appearing therein and inserting in lieu thereof the words “(ix) [intentionally omitted]”, (ii) deleting the words “the Kelso Group” appearing in clause (xi) thereof and inserting in lieu thereof the words “the Parent” and (iii) deleting the word “and” appearing before clause (xi) appearing therein and inserting the following new clause (xii):

“; and (xii) involves the consummation of the Qualified IPO and/or the Reorganization or the performance of any obligations under the Reorganization Agreement (as described in the Registration Statement), the Parent LLC Agreement, the Director Designation Agreement (as described in the Registration Statement), the Registration Rights Agreement (as described in the Registration Statement) or the KRH Value Units (as described in the Registration Statement)”.

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

(G) Section 6.23 of the Credit Agreement is hereby deleted in its entirety and replaced with the following replacement Section 6.23:

“SECTION 6.23 Activities of Parent and Public Co.

(a) Permit the Parent to (i) own assets other than the membership interests of the Borrower, (ii) engage in any business activities other than such ownership or (iii) incur any lien upon its ownership of membership interests of the Borrower.

(b) Permit Public Co. to incur any lien upon its ownership of the membership interests of the Parent.

(c) Permit the Parent or Public Co. to engage in any business activities which are currently engaged in by the Borrower or any of its subsidiaries of which may be engaged in by the Borrower and its Subsidiaries pursuant to section 6.11 hereof.”

(H) Section 12.1 of the Credit Agreement is hereby amended by deleting clause (b)(viii) and inserting in lieu thereof the following replacement clause (b)(viii):

“(viii) to, in connection with the closing of the Qualified IPO after the effectiveness of the Registration Statement, as amended, (A) accept Revolving Credit Commitments from existing Lenders or additional Lenders in an incremental amount not to exceed the lowest of (1) $50,000,000, (2) the IPO Proceeds Shortfall or (3) such lesser amount requested by Borrower in accordance with the provisions of Amendment No. 1, and (B) make such other technical modifications to the Credit Agreement, including without limitation appropriate modifications to Schedule 1 to the Credit Agreement, as are necessary to accommodate the incremental Revolving Credit Commitments described in the foregoing clause (A).”

(I) Solely to the extent that New Commitments (as defined below) are implemented in accordance with the provisions of this Amendment, the Introductory Statement to the Credit Agreement is hereby amended by inserting the following new paragraph after the third paragraph thereof:

“Pursuant to Amendment No. 1 (as defined herein), among other things, the Revolving Credit Commitment has been increased from $275,000,000 to [appropriate amount to be inserted] in connection with the consummation of the Qualified IPO, which resulted in a commensurate increase in the aggregate amount of the Facilities from $450,000,000 to [appropriate amount to be inserted].”

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

(J) Schedule 3.7(a) to the Credit Agreement is hereby replaced in its entirety with Schedule 3.7(a) attached to this Amendment.

(K) Schedule 3.18 to the Credit Agreement is hereby replaced in its entirety with Schedule 3.18 attached to this Amendment.

SECTION 3. Consents. Upon the satisfaction of the conditions to the “Effective Date” set forth in Section 4 of this Amendment No. 1, the Lenders hereby consent, by act of the Required Lenders, as follows:

(A) the Required Lenders consent to the transfer of all of the outstanding Equity Interests of the Borrower from KRH to Parent, notwithstanding anything to the contrary contained in the Credit Agreement; and

(B) to the extent that Section 2.10(a) of the Second Lien Credit Agreement and/or the provisions Second Lien Intercreditor Agreement require the prior written consent of the Required Lenders under the Credit Agreement for the Borrower to make a voluntary prepayment of Indebtedness outstanding under the Second Lien Facility prior to the “First Priority Obligations Payment Date” (as defined in the Second Lien Intercreditor Agreement), including without limitation the payment of all premiums and penalties and fees and expenses incurred in connection therewith, the Required Lenders hereby provide such consent with respect to the Refinancing IPO Proceeds together with Loans under the Revolving Credit Facility after giving effect to the incremental New Commitments, if any.

SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions prior to February 14, 2008 (the date on which such conditions have been satisfied referred to herein as the “Effective Date”):

(A) the receipt by the Administrative Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrower, each New Lender (as defined below), the Guarantors (and any entity required to join the Credit Agreement as a Guarantor pursuant to Section 5.21 of the Credit Agreement) and the Administrative Agent and the Collateral Agent;

(B) the receipt by the Administrative Agent of written consents from the Required Lenders to the Administrative Agent’s execution of this Amendment;

(C) the simultaneous consummation of the Qualified IPO in a manner which generates net proceeds which, together with Loans under the Revolving Credit Facility after giving effect to the New Commitments, is sufficient to retire all or a significant portion of the Indebtedness outstanding under the Second Lien Facility;

(D) to the extent the Second Lien Facility is not repaid in full on the Effective Date, the execution, delivery and effectiveness of (i) (a) an amendment to the Second Lien Agreement, substantially in the form of Exhibit A hereto and (b) an

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

amendment to the Second Lien Intercreditor Agreement, substantially in the form of Exhibit B hereto or (ii) in lieu of the amendments in the forms of Exhibits A and B, the execution of documentation refinancing the portion of the Second Lien Facility not being repaid and which satisfies the provisions of the definition “Second Lien Agreement” and of the Intercreditor Agreement (after giving effect to the changes that would have been made therein had Exhibits A and B been executed).

(E) to the extent the Second Lien Facility is repaid in full on the Effective Date, the simultaneous retirement of all obligations thereunder (including all Indebtedness thereunder and any prepayment premiums arising thereunder) and termination of the Second Lien Facility, as evidenced by such documentation as the Administrative Agent may reasonably request;

(F) the Administrative Agent shall have received evidence satisfactory to it, including a joinder to Article 10 of the Credit Agreement as a Pledgor and a customary UCC-1 financing statement, that RHI Entertainment Holdings II, LLC shall have delivered a perfected first priority security interest in its Equity Interests in Borrower to Administrative Agent (on behalf of itself, the Issuing Bank and the Lenders);

(G) The Administrative Agent shall have received no later than December 31, 2007, from the Borrower for the account of the Lenders an amendment fee equal to 0.125% of the total Commitments held by each existing Lender that executes a consent authorizing this Amendment on or prior to 5:00 p.m. (New York City time) on October 12, 2007, such fees to be distributed pro rata according to such consenting Lenders’ existing Commitments;

(H) The Borrower shall have provided the Administrative Agent with no less than three (3) Business Days advance written notice of the intended consummation of the Qualified IPO, as well as the amount of the New Commitments (as defined below) which the Borrower desires to implement upon the Amendment No. 1 Effective Date; it being understood that (i) the Borrower is not required to implement any New Commitments, (ii) the Borrower may not implement New Commitments in an amount in excess of the lesser of (x) $50,000,000 and (y) the IPO Proceeds Shortfall and (iii) the implementation of any incremental Revolving Credit Facility pursuant to this Amendment is in all cases subject to the achievement of incremental New Commitments from New Lenders (as defined below) in an amount at least equal to the incremental New Commitments to be implemented;

(I) the Administrative Agent shall have received, and satisfied with (in its reasonable discretion) the provisions of an executed copy, certified by Borrower to be true and correct, of the Parent LLC Agreement;

(J) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(K) the representations and warranties contained in Section 7 hereof being true and correct.

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

The fee provided for in paragraph (G) above shall be earned on October 12, 2007 and shall be payable no later than December 31, 2007 whether or not the Effective Date has theretofore occurred. In addition, notwithstanding the preceding provisions of this Section 4, the amendments contemplated by Sections 2(A)(3) and 2(A)(4) above shall become effective immediately upon the satisfaction of the condition contained in Sections 4(A), (B), (J) and (K) whether or not the Effective Date ever occurs.

SECTION 5. Effect of Amendment. Upon the Effective Date, each financial institution (whether or not an existing Lender, a “New Lender”) holding a portion of the new Revolving Credit Commitments, if any (“New Commitments”), being extended upon the Effective Date shall (a) by their execution of this Amendment or such other instrument as may be satisfactory to the Administrative Agent accept an assignment from the existing Revolving Lenders of an interest in each then outstanding Revolving Credit Loan and Letter of Credit such that, after giving effect thereto, all exposure under the Revolving Credit Facility is held (directly or indirectly) ratably by all Lenders holding Revolving Credit Commitments in proportion to their new Revolving Credit Commitments, (b) in connection with the assignments described in clause (a), each New Lender shall for all purposes be a Lender hereunder with respect to its New Commitments and its “Initial Date” for purposes of such New Commitments shall be the Effective Date and shall pay to the Administrative Agent for the account of the existing Lenders holding Revolving Credit Commitments such New Lender’s pro rata portion of the aggregate amount of the Revolving Credit Loans and unreimbursed drafts, if any, under any outstanding Letters of Credit and (c) any assignments described in clause (a) shall constitute Assignments and Acceptances for all purposes and amendments to the Schedule of Commitments and (ii) the Borrower shall pay any breakage costs associated with the assignments referenced in clause (i). For the avoidance of doubt, the New Commitments shall not become effective unless an IPO Proceeds Shortfall exists, and the amount of the New Commitments shall not exceed the lowest of (x) $50,000,000, (y) the amount of the IPO Proceeds Shortfall and (z) or (3) such lesser amount requested by Borrower in accordance with the provisions of Amendment No. 1.

SECTION 6. Waiver. Upon the Effective Date, the Required Lenders shall be deemed to have waived any Default or Event of Default which may have arisen as a result of (i) the contribution by KRH of its ownership of the Equity Interests of the Borrower to Holdings II and (ii) any action which may be construed as a violation of the provisions of Section 6.23 or Section 7(l) of the Credit Agreement (as such Sections existed prior to the Effective Date) as a result of the contribution described in the preceding clause (a) and from any other action taken by KRH in contemplation of the consummation of the Qualified IPO and the Reorganization.

SECTION 7. Representations and Warranties. Each Credit Party represents and warrants that before and after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date).

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

SECTION 8. Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

SECTION 9. Fundamental Documents. This Amendment shall constitute a Fundamental Document.

SECTION 10. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or a waiver of any Event of Default under the Credit Agreement. The Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

SECTION 11. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

SECTION 12. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 13. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 14. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Administrative Agent.

SECTION 15. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

[Signature Pages and Exhibits Omitted from this Exhibit A]

EXHIBIT A TO SECOND LIEN AMENDMENT NO. 1

EXHIBIT B

TO AMENDMENT NO. 1

TO SECOND LIEN FACILITY

Form of Amendment to Intercreditor Agreement

FIRST AMENDMENT TO AMENDED AND RESTATED INTERCREDITOR

AGREEMENT

This First Amendment (this “Amendment”) is entered into as of               , 2007 to that certain Amended and Restated Intercreditor Agreement, dated as of April 13, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among JPMorgan Chase Bank, N.A. in its capacity as administrative agent and collateral agent (the “First Priority Representative”) for the First Priority Secured Parties referred to below and JPMorgan Chase Bank, N.A. in its capacity as administrative and collateral agent (the “Second Priority Representative”) for the Second Priority Secured Parties referred to below, RHI Entertainment, LLC (the “Borrower”), RHI Entertainment Holdings, LLC (the “Initial Parent”), the Guarantors listed on the signature page (the “Guarantors”) and RHI Entertainment Holdings II, LLC (the “Replacement Parent”).

INTRODUCTORY STATEMENT

WHEREAS, the Borrower, the Guarantors, the First Priority Representative and certain financial institutions (with their respective successors and assigns, the “First Priority Lenders”) are parties to an Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of January 12, 2006, as amended and restated as of April 13, 2007 (as amended, supplemented, restated or otherwise modified from time to time, the “First Priority Agreement”), pursuant to which the First Priority Lenders have agreed to make loans and extend other financial accommodations to the Borrower (the “First Priority Loans”);

WHEREAS, the Credit Parties, the Second Priority Representative and certain financial institutions and other entities (with their respective successors and assigns, the “Second Priority Lenders”) are parties to an Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of January 12, 2006, as amended and restated as of April 13, 2007 (as the same may be amended, supplemented, restated or otherwise modified from time to time, (the “Second Priority Agreement”), pursuant to which the Second Priority Lenders made term loans to the Borrower in an aggregate principal amount of $260,000,000 (the “Second Priority Loans”);

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WHEREAS, the Borrower, the Initial Parent and the Replacement Parent have entered into a reorganization more fully described in each of Amendment No. 1 dated as of October 12, 2007 to the First Priority Agreement and Amendment No. 1 dated as of October 12, 2007, to the Second Priority Agreement pursuant to which, among other things, the Replacement Parent will be substituted for the Initial Parent for all purposes of the Intercreditor Agreement.

WHEREAS, the requisite First Priority Lenders and the requisite Second Priority Lenders have approved the execution of this Amendment by the First Priority Representative and the Second Priority Representative to evidence their respective agreements to increase the “Cap Amount” set forth in the Intercreditor Agreement as more fully set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Intercreditor Agreement.

SECTION 2. Amendments to the Intercreditor Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof:

A. Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definition of “Cap Amount” and substituting the following replacement definition:

“Cap Amount” means as of any date of determination $500 million plus an amount not in excess of $50 million in the aggregate advanced in the context of a workout and/or a debtor-in-possession financing, less an amount equal to the sum, without duplication, of (i) the aggregate amount of all principal payments and prepayments of the Term Loans under the Existing First Priority Agreement as in effect on April 13, 2007 (other than any principal payments made on account or as a result of a Permitted First Lien Refinancing), (ii) the amount of all Proceeds of Common Collateral received after April 13, 2007 by the First Priority Representative, which pursuant to the provisions of Section 2.10(f) of the Existing First Priority Agreement as in effect on April 13, 2007, are to be applied to pay First Priority Obligations and which are not so applied and (iii) the aggregate amount of all permanent reductions of the Revolving Credit Commitments (as such term (or any term comparable to such term) is defined in the Existing First Priority Agreement) other than a reduction on account of or as a result of a Permitted First Lien Refinancing.

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B. Section 1.1 of the Intercreditor Agreement is hereby amended by deleting the definition of “Parent” and substituting the following replacement definition:

“Parent” shall mean RHI Entertainment Holdings II, LLC, a Delaware limited liability company.

SECTION 3. Representations and Warranties.

A. By its signature hereto, each of the Credit Parties represents and warrants that the Credit Parties have not made any repayments of the Term Loans, or otherwise taken any action whatsoever which would have caused a reduction in the “Cap Amount” pursuant to the definition of the Cap Amount. Each of the Credit Parties hereby further represents that, upon the effectiveness of this Amendment, the “Cap Amount” (before giving effect to any increase for workout/debtor-in-possession financing) will therefore be equal to the full $500,000,000, without any deduction therefrom. The Second Priority Representative (a) agrees to be bound by the foregoing representation and warranty, and (b) acknowledges that, as of the effectiveness of this Amendment, the amount of the Cap Amount before giving effect to any increase for workout/debtor-in-possession financing) is $500,000,000.

B. The First Priority Representative by its signature hereto represents and warrants that the execution of this Amendment has been approved by the requisite First Priority Lenders.

C. The Second Priority Representative by its signature hereto represents and warrants that the execution of this Amendment has been approved by the requisite Second Priority Lenders.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by each of the First Priority Representative and the Second Priority Representative of executed signature pages hereto from each of the First Priority Representative, the Second Priority Representative and each of the Credit Parties.

SECTION 5. Further Assurances. At any time and from time to time, upon the request of the First Priority Representative and the Second Priority Representative and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the First Priority Representative and the Second Priority Representative reasonably deem necessary to effect the purposes of this Amendment.

SECTION 6. Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Intercreditor Agreement or a waiver of any Event of Default under the Intercreditor Agreement. As used in the Intercreditor Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Intercreditor Agreement as amended by this Amendment.

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SECTION 7. References. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Intercreditor Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the First Priority Representative and the Second Priority Representative or the Lenders may now have or have in the future under or in connection with the Intercreditor Agreement or any of the instruments or agreements referred to therein. Whenever the Intercreditor Agreement is referred to in the Intercreditor Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Intercreditor Agreement as modified by this Amendment.

SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or electronic photocopy (i.e., “.pdf”) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 10. Expenses. The Borrower agrees to pay all out-of-pocket expenses incurred by the First Priority Representative and the Second Priority Representative in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the First and Second Priority Representatives.

SECTION 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

[Signature Pages and Exhibits Omitted from this Exhibit B]

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